Zorevunersen Regulatory Alignment & Phase 3 Plans Virtual Event for Investors & Analysts January 7, 2025 Exhibit 99.2

The Potential for Disease Modification in the Treatment of Dravet Syndrome: Clinical Data and Phase 3 Plan Barry Ticho, M.D., Ph.D., FACC, Chief Medical Officer Kimberly Parkerson, M.D., Ph.D., SVP, Head of Neurology Clinical Development Zorevunersen Commercial Opportunity Jason Hoitt, Chief Commercial Officer Q&A Agenda CEO Opening Remarks Edward M. Kaye, M.D., Chief Executive Officer

Forward-Looking Statements and Other Legal Notices This presentation has been prepared by Stoke Therapeutics, Inc. ("Stoke" or "us") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter(s) or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the ability of zorevunersen (STK-001) to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior or cognition at the indicated dosing levels or at all; the design, timing and results of the Phase 3 study, data readouts, regulatory decisions and other presentations for zorevunersen; the potential for zorevunersen to be the first disease-modifying therapy for Dravet syndrome; the timing of regulatory interactions or the outcomes thereof; our expectations, plans, aspirations and goals, including those related to the potential of zorevunersen; and the anticipated market for zorevunersen. Statements including words such as "anticipate," "believe," "hope," "plan," "will," "continue," expect," "ongoing," or "potential" and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: our ability to advance, obtain regulatory approval of, and ultimately commercialize our product candidates, including zorevunersen; the timing of data readouts and interim and final results of nonclinical and clinical studies; nonclinical and clinical data are voluminous and detailed, and regulatory authorities may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; receiving Breakthrough Therapy Designation may not lead to a faster development or regulatory review or approval and does not mean zorevunersen will receive marketing approval; our ability to fund development activities and achieve development goals; our ability to protect our intellectual property; global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, our quarterly reports on Form 10-Q and the other documentation we file from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made, you will be solely responsible for your own assessment of the market and our market position, and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke. Certain information contained in or that may orally accompany this presentation relate to or are based on studies, research, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, research, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. This presentation discusses product candidates, including zorevunersen, that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency.

Opening Remarks Edward M. Kaye, M.D. Chief Executive Officer

OUR GOAL Restore protein expression by harnessing the body’s potential with RNA medicine Stoke’s pipeline offers potential first-in-class disease modifying new medicines for diseases caused by protein insufficiency zorevunersen for Dravet syndrome STK-002 for Autosomal Dominant Optic Atrophy (ADOA) Rett syndrome, SYNGAP1 And beyond… A severe genetic developmental epileptic encephalopathy The most common inherited optic nerve disorder Severe and rare genetic neurodevelopmental diseases ~6,500 add’l genes with TANGO target signatures

Clinical Data Substantial and durable reductions in seizure frequency and continuing improvements across multiple measures of cognition and behavior are evidence of disease modification Breakthrough Therapy Designation Indicates that zorevunersen may demonstrate substantial improvement over available therapy The Right Team An experienced team that is ready to take zorevunersen into Phase 3 Compelling Clinical Data and Key Stakeholder Engagement Underscore the Potential for Zorevunersen *Breakthrough Therapy Designation is not the same as drug approval. Zorevunersen is an investigational drug candidate. KEY TAKEAWAYS Disease modification would represent a major step forward in the treatment of Dravet syndrome – fundamental shift in the treatment FDA First-ever Phase 3 study of a potential disease-modifying medicine for Dravet syndrome

Breakthrough Therapy Designation (BTD) Qualifying Criteria A drug that is intended to treat a serious condition AND preliminary clinical evidence indicates that the drug may demonstrate substantial improvement on a clinically significant endpoint(s) over available therapies Status Granted December 2, 2024 Benefits All Fast Track Designations Intensive Guidance: Frequent interactions with FDA to support efficient development Organizational Commitment: Involvement of Senior FDA staff in the review process Rolling Review: Submit portions of the marketing application as they are completed Eligible for Priority Review: Faster NDA review time vs standard applications FDA Breakthrough Puts Zorevunersen on an Efficient Path EMPEROR Phase 3 protocol has been submitted to FDA *Breakthrough Therapy Designation is not the same as drug approval. Zorevunersen is an investigational drug candidate.

Zorevunersen Clinical Data Barry Ticho, M.D., Ph.D. Chief Medical Officer

# Current Treatments For Dravet Aim to Reduce Seizures Leaving a Significant Gap in Treatment of the Syndrome

**MULTIPLE MEDICINES** available for

**Seizure Management**

| | |
|---|---|
| Bromide | Cannabinoid |
| Clobazam | Diazepam |
| Fenfluramine | Levetiracetam |
| Stiripentol | Topiramate |
| Valproate | Zonisamide |

Currently **NO MEDICINES** available for

**Syndrome Management**



ASM, antiseizure medication; DS, Dravet syndrome; SOC, standard of care.

1. Lagae L, et al. Dev Med Child Neurol 2018; 60 (1): 63–72. Appendix S4. 2. Lagae L, et al. Dev Med Child Neurol 2018; 60 (1): 63–72.

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ZZ Initial 70mg Doses of Zorevunersen Demonstrated Substantial and Sustained Reductions in Convulsive Seizure Frequency Laux, L et al. Zorevunersen (STK-001) demonstrates potential for disease modification including reductions in seizures and improvements in cognition and behavior in children and adolescents with Dravet syndrome (presentation). American Epilepsy Society Annual Meeting, December 6-10, 2024 (Los Angeles, USA). -100 -50 0 50 D1-28 D29-56 D57-84 D85-112 D113-140 D141-168 D169-196 D197-224 D225-252 Median percent change in convulsive seizure frequency from baseline in Phase 1/2a studies Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI) 70 mg 1 dose 70 mg 2 dose 70 mg 3 dose

# Ongoing Treatment Demonstrated Substantial and Durable Reductions in Convulsive Seizure Frequency



Initial 2 & 3 doses of 70mg followed by 45mg demonstrated an 87% reduction at Month 8
70 mg 1 dose*
70 mg 2 dose
70 mg 3 dose
Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI)
0
-25
-50
-75
-100
M1
45mg*
M2
M3
M4
M5
45mg*
M6
M7
M8

*Patients from the single dose 70mg cohort received 30mg doses at M1 and M5.

Sullivan, J et al. Patients with Dravet syndrome in open-label extension studies of zorevunersen (STK-001) have durable reductions in seizure frequency and ongoing improvements in cognition and behavior (poster). American Epilepsy Society Annual Meeting, December 6-10, 2024 (Los Angeles, USA).

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# Durable, Substantial Reductions in Seizures On Top of SOC Observed Through Two Years of Treatment with Zorevunersen



Data for all patients who continued treatment in the OLEs
Enrolled patients
70 mg in Ph 1/2a and ≥30 mg in OLE
Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI)
0
-25
-50
-75
-100
End of Ph1/2a
M1
Dose 1
M2
M3
M4
M5
Dose 2
M6
M7
M8
M9
Dose 3
M10
M11
M12
M13
Dose 4
M14
M15
M16
M15
Dose 5
M18
M19
M20
M21
Dose 6
M22
M23
M24

Orange: Enrolled Patients (n=70 M1 and 17 at M24 based on study progression)

Black: 70mg Cohorts from Ph1/2a who received ≥30 mg in OLE (n=16 – 17 at each timepoint)

Ph1/2a End of Study results.; OLE data cut: June 28, 2024.

Sullivan, J et al. Patients with Dravet syndrome in open-label extension studies of zorevunersen (STK-001) have durable reductions in seizure frequency and ongoing improvements in cognition and behavior (poster). American Epilepsy Society Annual Meeting, December 6-10, 2024 (Los Angeles, USA).

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Zorevunersen Generally Well-Tolerated Across Studies End of Phase 1/2a study data. Datacut June 28, 2024, for OLEs. *71/74 patients had ≥1 post-baseline CSF protein value in the OLEs †Number of doses to date includes doses administered after the June 28, 2024, safety datacut for the OLEs. CSF, cerebrospinal fluid; OLE, open-label extension; SUSAR, suspected unexpected serious adverse reaction; TEAE, treatment-emergent adverse event; TESAE, treatment-emergent serious adverse event. 3 Phase 1/2a studies (n=81) OLE studies (n=74) To date, >600 doses of zorevunersen† have been administered;  3 years of treatment in some patients TEAEs 30% of patients experienced a study drug-related TEAE Most common: CSF protein elevations (13.6%) and procedural vomiting (4.9%) TESAEs 22% of patients experienced a TESAE All were unrelated to study drug except for 1 patient with SUSARs Findings consistent with Ph1/2, with the exception of a higher incidence of CSF protein elevation 79% (56/71*) of patients in the OLEs had at least 1 CSF protein value >50 mg/dL No clinical manifestations have been observed in these patients One patient discontinued treatment due to elevated CSF protein levels

Potential for Disease Modification Kimberly Parkerson, M.D., Ph.D. Head of Neurology Clinical Development

# Vineland-3 is Commonly Used to Assess Cognitive & Developmental Outcomes

## Vineland-3 Adaptive Behavior Scales – Overview

| | DOMAINS | SUBDOMAINS (examples of tasks) |
|---|---|---|
| Core | Communication | **Receptive** — Responds upon hearing name called<br>**Expressive** — Says "Dada", "Mama", or caregiver name<br>**Written** — Writes alphabet letters using correct orientation |
| Core | Daily Living Skills | **Personal** — Cooperates in dressing and undressing<br>**Domestic** — Puts away books, toys, etc. when done<br>**Community** — Talks with a familiar person using a phone |
| Core | Socialization | **Interpersonal Relationships** — Tries to interact with others<br>**Play and Leisure** — Responds when parent/caregiver is playful<br>**Coping Skills** — Transitions easily from one activity to another |
| Optional | Motor Skills | **Gross Motor** — Moves, scoots, or crawls across the floor<br>**Fine Motor** — Picks up small objects with thumb and fingers |
| Optional | Maladaptive Behavior | **Internalizing**— Experiences extreme anxiety or lacks energy or interest<br>**Externalizing** — Has temper tantrums or is overly active or restless<br>**Critical Items** — Engages in repetitive behaviors or self-harm |

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# Improvements in Cognition and Behavior Within 9 Months Continuing Improvements Throughout the OLEs



Vineland-3 GSV scores
Phase 1/2a study[1]
Open-label extension studies[2]
Receptive Communication
Expressive Communication
Personal Skills
Interpersonal Relationships
Play and Leisure
Coping Skills
Gross Motor
Fine Motor
5.778
3.272
2.030
3.096
-1.644
0.700
3.517
1.993
-3
0
3
6
9
12
LS mean change **from Phase 1/2a baseline** in GSV (95%CI) at Month 9
3.72
5.22
1.83
3.79
2.51
3.88
3.85
5.90
5.03
8.14
3.36
5.17
4.42
6.28
3.70
4.63
Month 12
Month 24
0
3
6
9
12
Change in GSV (95%CI) **from OLE baseline** to Month 24

[1] Machine learning model constructed using data from EOS Ph1/2a ADMIRAL (all dose cohorts) and data through Month 4 visit in LONGWING OLE (as of Nov. 2023)
[2] Mixed-effects model for repeated measures constructed using data through Month 24 from enrolled patients in OLE studies. Data cutoff 28 June 2024.

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Handwriting from a 12 year-old before and after treatment with zorevunersen* AFTER 9mo of Treatment November 2023 BEFORE Treatment November 2022 Images captured during the Phase 1/2a ADMIRAL study independently by the investigator. Brunklaus A, et al, British Paediatric Neurology Association Conference (scheduled January 9, 2025). *Zorevunersen is an investigational drug candidate and has not been approved for marketing by the FDA or any other regulatory authorities. Each patient experience is unique and not representative of the patient population as a whole. This patient’s experience is not intended to depict what other patients may experience.

Strong Regulatory Alignment Regulatory discussions ongoing Global Alignment FOR EMPEROR Phase 3 Protocol PMDA EMA FDA

Emperor Clinical Study Design First Phase 3 study of a potential disease-modifying medicine for Dravet syndrome 1:1 randomization 52-WEEK TREATMENT PERIOD LOADING DOSES (sham or 70mg zorevunersen) MAINTENANCE DOSES (sham or 45mg zorevunersen) 8-week baseline period TOTAL STUDY DURATION: 60 WEEKS Dose 1 D1 Dose 4 W40 Dose 2 W8 Dose 3 W24

# EMPEROR Phase 3 Study Overview

## Planned Study Parameters

**Primary endpoint**

Seizures

Percent change from baseline in major motor seizure frequency in patients receiving zorevunersen as compared to sham

**Key secondaries**

Durability of effect on major motor seizure frequency

Improvements in behavior & cognition measured by Vineland-3 subdomains

**Other Endpoints**

Safety, CGI-C, CaGI-C, BSID-IV, and others

**Study Design:** Sham-controlled, 1:1 randomization

**Dosing Regimen:** 2x70mg + 2x45mg

**Study Start:** Mid-2025

**Population:** 2 to <18 years with a confirmed variant in the *SCN1A* gene not associated with gain of function

**Number of Patients Randomized:** ~150

**Sites:** ~60 across the US, UK, EU and Japan

**Treatment Duration:** 52 weeks

**Data Anticipated:** YE 2027

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*Regulatory discussions ongoing*

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Rapid-start sites identified Returning Ph1/2a sites Streamlined document submissions to sites Pre-screening process to expedite enrollment Site visits to ensure quality and compliance Pursue as many centralized IRB sites as possible Electronic informed consent Clinical Trial Educators Travel concierge service Global patient advocacy education and engagement Personalized support for site staff Regional study referral programs Operational Optimization Strategies to Drive Efficiency for Emperor Start-Up and Implementation Speed Efficiency and Quality Caregiver and Site Support HCP Collaboration

Commercial Opportunity Jason Hoitt Chief Commercial Officer

Zorevunersen is Positioned to Change the Treatment of Dravet Syndrome, Representing Blockbuster Potential SIGNIFICANT NEED Current treatments focus on reducing seizure frequency. There is nothing available to treat the entire syndrome. CLINICAL DATA Substantial and durable reductions in seizures and continuing improvements in cognition and behavior on top of standard of care anti-seizure medicines. STAKEHOLDER SUPPORT HCPs and caregivers have had an overwhelming positive reaction to the zorevunersen profile as a disease-modifying medicine. The option of a treatment, such as zorevunersen, that could not only potentially reduce or eliminate seizures, as well as offer some level of disease reversal, would represent a profound breakthrough for individuals living with Dravet syndrome. It could change Dravet syndrome from a profoundly life-altering and debilitating condition into a more manageable challenge, providing the opportunity for patients to live a more fulfilling and independent life. Mary Anne Meskis, Executive Director, Dravet Syndrome Foundation

# Substantial Patient Population

## More than 38K patients with Dravet syndrome across 7 major markets

**PREVALENCE OF DRAVET SYNDROME***


>38K
PATIENTS
7K
Japan
16K
EU4 + UK
16K
US

**SIGNIFICANT UNMET NEED DESPITE ANTI-SEIZURE MEDICINES**

**No disease modifying medicines** are currently available

**Seizures are inadequately controlled in 90% of patients**

- **Mean 14.3 seizures per 28 days** while receiving an average of 3.5 ASMs at baseline

**Developmental delays and cognitive impairment are persistent and cannot be treated today**

- Patients with Dravet syndrome **fall further and further behind** their neurotypical peers

*Numbers may not add up due to rounding. EU4: Germany, France, Italy and Spain; ASMs: anti-seizure medications
Wu. Pediatrics. 2015; UN World Population Prospects 2022; World Bank Open Data 2021; WHO Life Tables 2019; Physician Interviews; ClearView Analysis. Sullivan, J. et al., 24-Month Analysis of BUTTERFLY. AES 2023. Lagae et al., Developmental Medicine & Child Neurology, 2017; 2018 Health Advances Report; Dravet Syndrome Foundation Voice of the Patient Report

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Once Diagnosed, the Current Treatment Paradigm is Burdensome and Ineffective Most patients are on 3 anti-seizure medicines Adapted from Wirrell et al. International consensus on diagnosis and management of Dravet syndrome. May 2022. Comments extracted from company sponsored interviews using a Product X profile based on MONARCH and ADMIRAL study results. Treatment 1st Line ASM 1 2nd Line 3rd Line 4th Line ASM 1 ASM 2 ASM 1 ASM 2 ASM 3 ASM 2 ASM 3 ASM 1 ASM 3 Add on Switch Add on Switch Add on Switch Add on Switch Add on Dravet Syndrome Diagnosis CLINICIAN PERSPECTIVES ON CURRENT TREATMENT OPTIONS “We have 20–25 ASMs but there is no magic pill. We need something that addresses the root cause.” “We need to improve seizure control given patients can still experience 20 seizures in a week while on many medications.” > And beyond… “A lot of these patients end up being sedated around the clock between the meds and the disease.”

Approximately 90% of HCPs See a Significant Unmet Need for Patients with Dravet Syndrome *Based on Stoke quantitative market research with 135 HCP participants who treat Dravet syndrome in the US and EU in 2024. Most pressing unmet needs identified by HCPs* Percent of respondents

Support for a Disease Modifying Therapy for Dravet Syndrome Based on Company sponsored interviews using a Product X profile based on MONARCH and ADMIRAL study results. Zorevunersen is an investigational drug candidate and is not approved for marketing by the FDA or any other regulatory agency. Caregivers & Advocates Payers HCPs My excitement for this product is a 10 out of 7. This gives me hope that there is something that can help my child. No SOC has shown meaningful impact on cognitive improvement. The MOA leads me to believe this will be effective in both reducing seizures and improving cognition and behavior. I am happy with the seizure reduction because it is on top of what we consider to be best in class. Behavioral and cognitive benefit is also a helpful endpoint. ZOREVUNERSEN HAS BLOCKBUSTER POTENTIAL

Closing Remarks Edward M. Kaye, M.D. Chief Executive Officer

Q&A